Exhibit 99.1

News Release

AppFolio, Inc. Announces First Quarter 2021 Financial Results

SANTA BARBARA, Calif., May 10, 2021 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, services, and data analytics to the real estate market, today announced its financial results for the first quarter ended March 31, 2021.

AppFolio's operating results for the first quarter of 2021 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to read its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on March 1, 2021, as well as its more detailed first quarter 2021 results that will be included in the Company's Quarterly Report on Form 10-Q, which will be filed with the SEC today. These periodic report filings, together with other documents the Company files with the SEC from time to time, will be accessible on AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment.

Financial Outlook
Based on information available as of May 10, 2021, AppFolio's outlook for fiscal year 2021 follows:
•Full year revenue is expected to be in the range of $348 million to $355 million.
•Diluted weighted average shares are expected to be approximately 36 million for the full year.

Executive Management Transition
AppFolio announced that its Chief Financial Officer, Ida Kane, has notified its Board of Directors of her plans to depart the Company. Ms. Kane will remain in her current position until a mutually determined future date. The Company is initiating a search for her successor and all parties are committed to ensuring a smooth transition.

Conference Call Information
As previously announced, the Company will host a conference call today, May 10, 2021, at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Participants who wish to dial into the conference call please register in advance at http://www.directeventreg.com/registration/event/6585354. After registering, a confirmation email will be sent, including dial-in details and a unique code for entry. Registration will be open through the start of the live call.

Following the conference call, a replay will be available at (800) 585-8367 (domestic) or (416) 621-4642 (international). The replay passcode is 6585354. An archived webcast of this conference call will also be available on AppFolio’s Investor Relations website at http://ir.appfolioinc.com.

About AppFolio, Inc.
AppFolio provides innovative software, services and data analytics to the real estate industry. Our industry-specific, cloud-based business management solutions are designed to enable our customers to digitally transform their businesses, address critical business operations and enable exceptional customer service. Today our core solutions include AppFolio Property Manager, AppFolio Property Manager PLUS, and AppFolio Investment Management. In

addition, the Company offers a variety of Value+ services that are designed to enhance, automate and streamline essential processes and workflows for our customers. AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts, “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's future or assumed revenues and weighted-average outstanding shares, as well as its future growth and success.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, which will be filed with the SEC today, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	March 31, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$44,744	$140,263
Investment securities—current	103,341	28,256
Accounts receivable, net	12,524	10,057
Prepaid expenses and other current assets	20,843	20,777
Total current assets	181,452	199,353
Investment securities—noncurrent	11,806	6,770
Property and equipment, net	26,530	26,439
Operating lease right-of-use assets	30,021	30,561
Capitalized software development costs, net	37,554	35,459
Goodwill	56,147	56,147
Intangible assets, net	15,170	16,357
Deferred income taxes—noncurrent	13,401	12,181
Other long-term assets	6,616	6,213
Total assets	$378,697	$389,480
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,262	$1,040
Accrued employee expenses—current	20,050	18,888
Accrued expenses	10,231	14,069
Deferred revenue	3,135	2,262
Income tax payable	2,601	9,095
Other current liabilities	4,758	4,451
Total current liabilities	43,037	49,805
Accrued employee expenses—noncurrent	1,172	—
Operating lease liabilities	39,598	40,146
Deferred income taxes—noncurrent	9,106	13,609
Total liabilities	92,913	103,560
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 shares authorized and no shares issued and outstanding as of March 31, 2021 and December 31, 2020	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of March 31, 2021 and December 31, 2020; 19,321 and 19,148 shares issued as of March 31, 2021 and December 31, 2020, respectively; 18,902 and 18,729 shares outstanding as of March 31, 2020 and December 31, 2020, respectively	2	2
Class B common stock, $0.0001 par value, 50,000 shares authorized as of March 31, 2021 and December 31, 2020; 15,551 and 15,659 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively	2	2
Additional paid-in capital	160,650	161,247
Accumulated other comprehensive income	38	56
Treasury stock, at cost, 419 shares of Class A common stock as of March 31, 2021 and December 31, 2020	(25,756)	(25,756)
Retained earnings	150,848	150,369
Total stockholders’ equity	285,784	285,920
Total liabilities and stockholders’ equity	$378,697	$389,480

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2021	2020
Revenue	$78,921	$72,495
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	33,298	28,961
Sales and marketing	16,179	14,506
Research and product development	14,383	11,212
General and administrative	13,361	8,572
Depreciation and amortization	7,369	6,414
Total costs and operating expenses	84,590	69,665
(Loss) income from operations	(5,669)	2,830
Other income, net	562	22
Interest income (expense), net	53	(494)
(Loss) income before (benefit from) provision for income taxes	(5,054)	2,358
(Benefit from) provision for income taxes	(5,533)	375
Net income	$479	$1,983

Net income per common share:
Basic	$0.01	$0.06
Diluted	$0.01	$0.06
Weighted average common shares outstanding:
Basic	34,409	34,175
Diluted	35,712	35,681

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended March 31,
	2021	2020
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$471	$126
Sales and marketing	402	225
Research and product development	857	294
General and administrative	1,046	314
Total stock-based compensation expense	$2,776	$959

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended March 31,
	2021	2020
Cash from operating activities
Net income	$479	$1,983
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	7,369	6,414
Amortization of operating lease right-of-use assets	662	1,053
Deferred income taxes	(5,723)	362
Stock-based compensation	2,776	959
Other	(157)	(38)
Changes in operating assets and liabilities:
Accounts receivable	(1,896)	(1,616)
Prepaid expenses and other current assets	47	(2,822)
Other assets	(403)	(148)
Accounts payable	870	(362)
Accrued employee expenses—current	728	(5,427)
Accrued expenses	(3,804)	726
Deferred revenue	299	693
Income tax payable	(6,494)	—
Other current liabilities	310	522
Accrued employee expenses—noncurrent	1,172	—
Operating lease liabilities	(672)	784
Net cash (used in) provided by operating activities	(4,437)	3,083
Cash from investing activities
Purchases of available-for-sale investments	(99,011)	(649)
Proceeds from sales of available-for-sale investments	17,899	13,942
Proceeds from maturities of available-for-sale investments	1,000	7,250
Purchases of property, equipment and intangible assets	(938)	(7,992)
Capitalization of software development costs	(6,140)	(6,822)
Net cash (used in) provided by investing activities	(87,190)	5,729
Cash from financing activities
Proceeds from stock option exercises	100	97
Tax withholding for net share settlement	(3,992)	(6,458)
Payment of contingent consideration	—	(5,977)
Proceeds from issuance of debt	—	49,437
Principal payments on debt	—	(749)
Purchase of treasury stock	—	(4,194)
Net cash (used in) provided by financing activities	(3,892)	32,156
Net (decrease) increase in cash and cash equivalents and restricted cash	(95,519)	40,968
Cash, cash equivalents and restricted cash
Beginning of period	140,699	16,247
End of period	$45,180	$57,215